UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2024

GE HEALTHCARE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41528	88-2515116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street, Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 14, 2024, GE HealthCare Technologies Inc. (the “Company”) issued $1,000,000,000 aggregate principal amount of 4.800% Notes due August 14, 2029 (the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-280584).

The Company will pay interest on the Notes on February 14 and August 14 of each year, beginning on February 14, 2025. The Notes will mature on August 14, 2029. The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, including its other outstanding senior notes.

The Notes were issued under the indenture, dated as of November 22, 2022 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture dated August 14, 2024 (the “Second Supplemental Indenture”), in each case between the Company and The Bank of New York Mellon, as trustee (the “Trustee”).

The foregoing description of the Base Indenture, the Second Supplemental Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Base Indenture dated as of November 22, 2022, between the Company and the Trustee (incorporated by reference to Exhibit 4.1 of General Electric Company’s Current Report on Form 8-K filed with the SEC on November 23, 2022)

4.2	Second Supplemental Indenture dated as of August 14, 2024, between the Company and the Trustee

4.3	Form of the Company’s 4.800% Senior Note due 2029 (incorporated by reference from Exhibit A to Exhibit 4.2 hereof)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated August 14, 2024

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

104	The cover page from this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2024	GE HealthCare Technologies Inc.
(Registrant)

/s/ Frank R. Jimenez
Frank R. Jimenez, General Counsel and Corporate Secretary (authorized signatory)